                       BILL OF SALE AND GENERAL ASSIGNMENT


         Concurrently with the execution and delivery hereof, CONNECTICUT GENERAL LIFE INSURANCE COMPANY, a Connecticut corporation ("Assignor"), is conveying to CEDAR-CAMP HILL, LLC, a Delaware limited liability company ("Assignee"), by Special Warranty Deed, that certain tract of land together with the improvements thereon (the "Property") lying and being situated in the Borough of Camp Hill, Township of East Pennsboro, County of Cumberland, and Commonwealth of Pennsylvania, and being more particularly described in Exhibit A, attached hereto and made a part hereof.

         It is the desire of Assignor to hereby assign, transfer, set over and deliver to Assignee all furnishings, fixtures, fittings, appliances, apparatus, equipment, machinery and other items of personal property, if any, affixed or attached to, or placed or situated upon, the Property, (except those not owned by Assignor) and any and all other incidental rights and appurtenances relating thereto, all as more fully described below in Sections 1 through 6 inclusive (collectively, the "Assigned Properties");

         NOW, THEREFORE, in consideration of the receipt of Ten Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and confessed by Assignor, Assignor does hereby ASSIGN, TRANSFER, SET OVER and DELIVER to Assignee, its successors and assigns, effective as of the date hereof, all of the Assigned Properties, without warranty (whether statutory, express or implied), including, without limitation the following:

         1. All furnishings, fittings, equipment, appliances, apparatus, machinery fixtures and all other items of every kind and character (both tangible and intangible), if any, owned by Assignor and located in or on the Property, including, without limitation, those items listed on Exhibit B attached hereto;

         2. All of Assignor's interest in and to all use, occupancy, building and operating permits, licenses and approvals, if any, issued from time to time with respect to the Property or the Assigned Properties;

         3. All of Assignor's interest in and to the maintenance, service and supply contracts, if any, set forth on Exhibit C attached hereto, relating to the Property or the Assigned Properties (to the full extent same are assignable);

         4. All of Assignor's interest in and to all existing and assignable guaranties and warranties (express or implied), if any, issued in connection with the construction, alteration and repair of the Property and/or the purchase, installation and the repair of the Assigned Properties;

         5. All rights which Assignor may have to use any names commonly used in connection with the Property, if any; and

         6. All rights, which Assignor may have, if any, in and to any tenant data, telephone numbers and listings, all master keys and keys to common areas, all good will, if any, and any and all other rights, privileges and appurtenances owned by Assignor and related to or used in connection with the existing business operation of the Property.

         TO HAVE AND TO HOLD the Assigned Properties, subject as aforesaid, unto Assignee, its successors and assigns, to WARRANT AND FOREVER DEFEND, all and singular, title to the Assigned Properties unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under Assignor, but not otherwise, subject to all terms and provisions hereof and subject to the same Permitted Encumbrances listed and described on Exhibit B to that certain Special Warranty Deed of even date herewith from Assignor to Assignee.

         ASSIGNOR MAKES NO REPRESENTATIONS OR WARRANTIES AS TO THE PHYSICAL CONDITION OF THE ASSIGNED PROPERTIES OR THE SUITABILITY THEREOF FOR ANY PURPOSE THAT ASSIGNEE MAY DESIRE TO USE IT. ASSIGNOR HEREBY EXPRESSLY DISCLAIMS ANY WARRANTIES AS TO MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE AND ANY OTHER WARRANTIES OR REPRESENTATIONS AS TO THE PHYSICAL CONDITION OF THE ASSIGNED PROPERTIES. ASSIGNEE ACKNOWLEDGES AND AGREES THAT IT HAS INSPECTED THE ASSIGNED PROPERTIES AND ACCEPTS SAME IN THEIR PRESENT CONDITION, "AS IS" AND "WITH ALL FAULTS."

         Assignor on behalf of itself and its successors and assigns does hereby agree to indemnify and hold Assignee, its successors and assigns, harmless from all obligations accruing under the maintenance, service and supply contracts assigned hereby and any liabilities arising out of events occurring thereunder, prior to the date hereof but not thereafter.

         Assignee on behalf of itself, its successors and assigns, hereby agrees to assume and perform all obligations accruing under the maintenance, service and supply contracts from and after the date hereof, and Assignee on behalf of itself, its successors and assigns does hereby agree to indemnify and hold Assignor, its successors and assigns, harmless from all such obligations and any liabilities arising out of events occurring thereunder from and after the date hereof.

         This document may be executed in any number of counterparts, each of which may be executed by any one or more of the parties hereto, but all of which shall constitute one instrument, and shall be binding and effective when all parties hereto have executed at least one counterpart.

                        [SIGNATURES FOLLOW ON NEXT PAGE]

         IN WITNESS WHEREOF, Assignor and Assignee have caused this Bill of Sale and General Assignment to be executed as of the _____ day of November, 2002.

                                      ASSIGNOR:

                                      CONNECTICUT GENERAL LIFE INSURANCE
                                      COMPANY, a Connecticut corporation

                                      By: CIGNA Investments, Inc., a Delaware
                                          corporation, its authorized signatory


                                          By
                                             -----------------------------------
                                             Name:  Stephen J. Olstein
                                             Title: Managing Director


                                      ASSIGNEE:

                                      CEDAR-CAMP HILL, LLC, a Delaware limited liability company



                                      By:
                                         ---------------------------------------
                                         Name:  Leo S. Ullman
                                         Title: President

                                    EXHIBIT A

                                       TO

                       BILL OF SALE AND GENERAL ASSIGNMENT


                                Legal Description
                                -----------------

         ALL THAT CERTAIN tract of ground situate in the Borough of Camp Hill and the Township of East Pennsboro, County of Cumberland and Commonwealth of Pennsylvania, bounded and described as follows, to wit:

         BEGINNING at a point, said point being the right-of-way intersection of the southern right-of-way line of Trindle Road and the western right-of-way line of South 32nd Street; thence along the western right-of-way line of South 32nd Street, South 40 degrees 33 minutes 00 seconds East, a distance of 134.51 feet to a point; thence along the same, South 10 degrees 26 minutes 00 seconds East, a distance of 461.34 feet to a point; thence along the same, South 11 degrees 48 minutes 00 seconds East, a distance of 870.92 feet to a point; thence along land of Commonwealth of Pennsylvania, Ramp "H" Harrisburg Expressway the following seven (7) courses: (1) South 78 degrees 12 minutes 00 seconds West, a distance of 14.00 feet to a point; thence (2) on an arc of a curve curving to the right having a radius of 394.00 feet, an arc length of 368.30 feet to a point; thence
(3) South 41 degrees 45 minutes 28 seconds West, a distance of 511.18 feet to a point; thence (4) South 56 degrees 19 minutes 00 seconds West, a distance of
198.36 feet to a point; thence (5) along an arc of a curve curving to the right having a radius of 364.00 feet, an arc length of 247.77 feet to a point; thence
(6) South 05 degrees 19 minutes 00 seconds West, a distance of 16.00 feet to a point; thence (7) North 84 degrees 41 minutes 00 seconds West, a distance of
86.77 feet to a point; thence along land now or late of Pennsylvania Real Estate Investment Trust the following four (4) courses: (1) North 24 degrees 49 minutes 00 seconds West, a distance of 99.92 feet to a point; (2) thence North 65 degrees 11 minutes 00 seconds East, a distance of 15.00 feet to a point; (3) thence North 24 degrees 49 minutes 00 seconds West, a distance of 120.00 feet to a point; (4) thence North 64 degrees 26 minutes 00 seconds East, a distance of
303.09 feet to a point; thence along the same, land now or late of Hampden Industrial Development Authority and land now or late of Charles Adler & Sons, Inc., North 24 degrees 49 minutes 00 seconds West, a distance of 1,633.31 feet to a point on the Southern right-of-way line of Trindle Road; thence along said right-of-way line, North 65 degrees 21 minutes 00 seconds East, a distance of 1,184.06 feet to a point the point of BEGINNING.

         BEING THE SAME PREMISES which Mid-Island Properties, Inc., a Pennsylvania Corporation, conveyed unto Connecticut General Life Insurance Company, a Connecticut Corporation, by deed dated November 10, 2000 and recorded November 15, 2000 in Record Book 233, Page 1140.

         BEING Property Parcel Number 01-21-0273-410.

                                    EXHIBIT B

                                       TO

                       BILL OF SALE AND GENERAL ASSIGNMENT

                               Assigned Properties
                               -------------------

                                    EXHIBIT C

                                       TO

                       BILL OF SALE AND GENERAL ASSIGNMENT


                    Maintenance, Service and Supply Contracts
                    -----------------------------------------